UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 23, 2019
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
4.75% Notes Due November 2019	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ	New York Stock Exchange
5.50% Notes Due November 2024	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ	New York Stock Exchange
1.650% Notes Due May 2035	JNJ	New York Stock Exchange

Item 2.02                      Results of Operations and Financial Condition

On October 23, 2019, Johnson & Johnson issued the attached earnings schedules for the third quarter ended September 29, 2019. These schedules have been amended to reflect the information referenced in Item 7.01.

Item 7.01                      Regulation FD Disclosure

Johnson & Johnson and its U.S.-based Janssen Pharmaceutical Companies confirm an agreement in principle to settle opioid litigation as publicly announced and outlined by a committee of State Attorneys General on October 21, 2019. The Company would contribute $4 billion, subject to various conditions and an agreement being finalized. The agreement in principle is intended to provide certainty for involved parties and critical assistance for families and communities in need. This agreement in principle is not an admission of liability or wrong-doing and would resolve opioid lawsuits filed and future claims by states, cities and counties. The Company cannot predict if or when the agreement will be finalized.

This agreement in principle is a recognized subsequent event and previously reported GAAP net earnings for the fiscal third quarter and nine months ended September 29, 2019 is reduced from $4.8 billion to $1.8 billion and $14.2 billion to $11.1 billion, respectively. Previously reported earnings per share (EPS) for the fiscal third quarter and nine months ended September 29, 2019 is reduced from $1.81 to $0.66 and $5.28 to $4.13, respectively. There is no impact to previously reported Adjusted Earnings, Adjusted EPS and Adjusted Operational EPS for each of the periods reported.

Item 9.01                      Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.2	Condensed Consolidated Statement of Earnings for the third quarter.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	October 23, 2019	By:	/s/ Ronald A. Kapusta
Ronald A. Kapusta Controller (Principal Accounting Officer)